Exhibit 21

Entity Name	Jurisdiction of Formation
1000783045 Ontario Inc.	Canada
1258095 B.C. LTD.	Canada
1-800md, LLC	NC
3XD Limited	United Kingdom
Abbey Bond Lovis Limited	United Kingdom
ABS Operations, LLC	CO
ABS Risk FL, Inc.	CO
ABS Risk, LLC	CO
Academic HealthPlans, Inc.	TX
Accession Risk Management Group, Inc.	DE
Acorn International Network Pte Ltd	Singapore
Acumen Re Management Corporation	DE
Addingstone Group Limited	United Kingdom
Addingstone Insurance Solutions Ltd	United Kingdom
Adeo Solutions, LLC	MA
Advanced E & S Of Florida, Inc.	FL
Advanced E & S Of Illinois, LLC	IL
Advanced E&S Of Texas LLC	TX
Advo Group Limited	United Kingdom
Advocate Insurance Services Corp.	DE
Advocator Group Holding Company, Inc.	FL
Aevo Insurance Services, LLC	FL
AFC Insurance, Inc.	PA
Agentic Insurance LLC	PA
Agis Network Insurance Services Corp	FL
Alan & Thomas Insurance Brokers Limited	United Kingdom
All Medical Professionals Limited	United Kingdom
Allcover Insurance Brokers Limited	United Kingdom
Allocation Services, Inc.	FL
Altru, LLC	OH
American Specialty Insurance & Risk Services, Inc.	IN
Amicus Insurance Solutions Limited	United Kingdom
Anglo Hibernian Bloodstock Insurance Services Limited	United Kingdom
Apex Insurance Agency, LLC	VA
Appel en Beers B.V.	Netherlands
Archenfield Insurance Management Limited	United Kingdom
Argus Reinsurance, Ltd	Saint Kitts and Nevis
Arma Fusion Ltd	United Kingdom
Arma Underwriting Limited	UAE
Arrowhead General Insurance Agency Superholding Corp.	DE
Arrowhead General Insurance Agency, Inc.	MN
Arrowhead Insurance Risk Managers, LLC	GA
Arrowhead Intermediaries Holding Corporation	DE
Arrowhead Online Insurance Services, LLC	CA
Artimis Reinsurance Limited	Saint Kitts and Nevis
ASL1 Limited	United Kingdom
Association Of Real Estate Owners & Managers Ltd	PA

Atlantic Security Holdings Ltd	British Virgin Islands
Atlas Group Ltd	Anguilla
Atlas Insurance Management (Nevis) Ltd	Nevis
Atlass Special Risks, Inc.	FL
Augustus Reinsurance, Limited	Turks and Caicos Islands
Avirs Acquisition, LLC	PA
Axia Advisors, LLC	DE
Azure International Holdco Ltd.	Bermuda
Azure International Holding Co.	DE
B&B Canada Holdco, Inc.	DE
B&B Facility Holdco, Inc.	FL
B&B PF, LLC	PA
B&B Protector Plans Of New York, Inc.	NY
B&B Protector Plans, Inc.	FL
B&Babs, LLC	FL
Bakker Assurantiën II B.V.	Netherlands
Bakker Boven Assurantie- en Pensioen Advies B.V.	Netherlands
Bakker Boven Assurantiën B.V.	Netherlands
Bakker van der Ploeg Assurantiën B.V.	Netherlands
Bakker Zuidveld B.V.	Netherlands
Bass Enterprises Data Solutions Private Limited	India
BBPS Limited	United Kingdom
BCM Acquisitions Limited	United Kingdom
BDB (UK) Limited	United Kingdom
BDB Europe SRL	Belgium
BDB Holding Limited	United Kingdom
BDB Limited	United Kingdom
Beech Underwriting Agencies Limited	United Kingdom
Beecher Carlson Bermuda, Ltd.	Bermuda
Beecher Carlson Brokerage, Ltd.	Bermuda
Beecher Carlson Cayman, Ltd.	Cayman Islands
Beecher Carlson Holdings, Inc.	DE
Beecher Carlson Insurance Services Of Colorado, LLC	CO
Beheersmaatschappij Marsa Weert B.V.	Netherlands
Benefit Integration Management Services, LLC	DE
Benefit Integration Management Services, LLC	DE
Berkeley Insurance Group Limited	United Kingdom
Berkeley Insurance Group UK Limited	United Kingdom
BHG B.V.	Netherlands
BHI B.V.	Netherlands
BIDM B.V.	Netherlands
Blueprint Wealth Management, LLC.	FL
BPW Insurance Services Limited	United Kingdom
Bridge Specialty Group, LLC	FL
Bridge Specialty International Limited	United Kingdom
Bridge Specialty Wholesale, Inc.	FL
Brokers' Risk Placement Service, Inc.	IL
Brokers’ Risk Placement Service (Bermuda) Limited	Bermuda
Brown & Brown (Europe) Holdco Limited	United Kingdom
Brown & Brown (Europe) Limited	United Kingdom

Brown & Brown (UK) Holdco Limited	United Kingdom
Brown & Brown Absence Services Group, LLC	FL
Brown & Brown Broking Holdco (Europe) Limited	United Kingdom
Brown & Brown Claims (UK) Limited	United Kingdom
Brown & Brown Dealer Services, LLC	KY
Brown & Brown Health and Employee Benefits Limited	United Kingdom
Brown & Brown Insurance Brokers (Ireland) Limited	Ireland
Brown & Brown Insurance Brokers (UK) Limited	United Kingdom
Brown & Brown Insurance Brokers Of Sacramento, LLC	CA
Brown & Brown Insurance Services Canada, Inc.	Canada
Brown & Brown Insurance Services, Inc.	FL
Brown & Brown Metro, LLC	NJ
Brown & Brown MGA Holdco (UK) Limited	United Kingdom
Brown & Brown Minorities (UK) Limited	United Kingdom
Brown & Brown of Canada, Inc.	Canada
Brown & Brown Of Garden City, Inc.	FL
Brown & Brown Of Missouri, Inc.	MO
Brown & Brown Program Insurance Services, Inc.	CA
Brown & Brown Realty Co.	DE
Brown & Brown Retail Holdco (Europe) Limited	United Kingdom
Brown & Brown Rs Insurance Services, LLC	CA
Brown & Brown Services Limited	United Kingdom
Brown & Brown Services Ltd	United Kingdom
Brown & Brown Wholesale Holdco (UK) Limited	United Kingdom
Brown Holding, Inc.	IL
Buiting & Hurkmans Pensioenadministraties B.V.	Netherlands
C & C Healthcare Limited	United Kingdom
C & M First Services Inc.	NY
C. C. Flint and Company Limited	United Kingdom
Camberford Law Ltd	United Kingdom
Canadian Labour Insurance Services, Inc.	Canada
Cannasure Insurance Services, LLC	OH
Capital Risks MGA Limited	United Kingdom
Capstone Insurance Brokers Limited	Hong Kong
Castle Insurance Services (North East) Limited	United Kingdom
Cavendish Munro Professional Risks Limited	United Kingdom
Central Healthcare Limited	United Kingdom
Centrix Insurance Holdings Limited	United Kingdom
Christopher Trigg Limited	United Kingdom
CICG Limited	United Kingdom
CIS Insurance Services, LLC	OH
City of London Underwriting Agencies London Limited	United Kingdom
CMProtect Limited	United Kingdom
Colonial Premium Finance Company	NC
Complete Claims Service, Inc.	PA
Complete Recovery, LLC	PA
Co-Ordinated Benefit Plans, LLC	FL
Corieri And Associates, Inc.	NY
Corporate Claims Service, Inc.	PA

County Insurance Consultants Limited	United Kingdom
Coverhound, LLC	FL
CPRO Associates, Inc.	TX
Crosby Insurance Services Limited	United Kingdom
Crosscover Insurance Services, LLC	DE
Crotty Insurance Brokers Limited	Ireland
CTI Audit Solutions, Inc.	FL
Cyclonic Reinsurance Inc.	NC
Davison & Associates (NI) Limited	United Kingdom
Davison Lamont Limited	United Kingdom
DCJ Group Insurance & Risk Management Limited	United Kingdom
De Keyzer Assurantiën B.V.	Netherlands
Decus Holdings (UK) Limited	United Kingdom
Decus Insurance Brokers Limited	United Kingdom
Der Kinderen Assuradeuren B.V.	Netherlands
Der Kinderen Verzekeringen B.V.	Netherlands
Dewitt Stern Of Georgia Inc.	GA
Dewitt Stern Of Louisiana, Inc.	LA
Digney Grant Limited	United Kingdom
Dominass Assurantiën B.V.	Netherlands
Downwind Holdings Limited	Ireland
Drewberry Limited	United Kingdom
DTBB, LLC	FL
Dubraski & Associates Insurance Services, LLC	DE
E.W. Knapton (Insurance) Limited	United Kingdom
EBA Insurance Services Limited	United Kingdom
Ebenconcepts Company	TX
ECC Insurance Brokers, LLC	IL
Edmondsons Limited	United Kingdom
Emmett W. Maccorkle, Inc., Insurance Services	CA
Employers Direct Administrative Solutions, Inc.	TX
Employers Direct Health, Inc.	TX
Equinox Global Limited	United Kingdom
Equinox Management Group, Inc	DE
Equity Partners Insurance Services, Inc.	LA
European Property Underwriting Limited	United Kingdom
Evolve Cyber Insurance Services LLC	CA
Financial Services Professional Liability Purchasing Group, Inc.	DE
First Broker Solutions Limited	United Kingdom
First Insurance Solutions Limited	United Kingdom
Flood Advantage Partners LLC	FL
Florida Intracoastal Underwriters, Limited Company	FL
G.M.I. N.A. Inc.	PA
Garratts Insurance Brokers Limited	United Kingdom
Gauntlet Insurance Services Limited	United Kingdom
Gowrie Group, Inc.	CT
Greens Holdco Limited	United Kingdom
GRP (Jersey) Holdco Limited	Jersey

GRP Holdco 1 Limited	United Kingdom
Harold F. Hinz Company	IL
Hays Companies, Inc.	FL
Health & Safety Click Limited	United Kingdom
Health Agencies Of The West, Inc.	CA
Healthcover Limited	United Kingdom
Hedron Holdings Limited	United Kingdom
Heraclius Midco B.V.	Netherlands
Heraclius Newco B.V.	Netherlands
Heraclius Topco B.V.	Netherlands
HF Innovations Limited	United Kingdom
HF Resolution Limited	United Kingdom
HFIS Limited	United Kingdom
Hibbits Insurance, Inc.	SC
Higos Insurance Services Limited	United Kingdom
Hill Program Managers LLC	CO
HK Assuradeuren B.V.	Netherlands
Hugh Wood, Inc.	NY
Hull & Company Of New York, Inc.	NY
Hull & Company, LLC	FL
HWI Global Properties LLC	DE
IFA Assuradeuren B.V.	Netherlands
IFA Bedrijfsadvies B.V.	Netherlands
IFA Verzekeringen B.V.	Netherlands
Imhealthytoday, LLC	FL
Independent Consulting & Risk Management Services, Inc.	CA
Ininser B.V.	Netherlands
Innovative Risk Management, Inc.	TX
Instacover, LLC	DE
Insureq Assuradeuren B.V.	Netherlands
Insureq B.V.	Netherlands
Insync Insurance Solutions Limited	United Kingdom
International Excess Alliance, LLC	OH
International Insurance Brokers Ltd.	OK
Ireland Insurance Group, Inc.	NC
iRevolution (North East) Limited	United Kingdom
Irvine Commercial Insurance Brokers Limited	United Kingdom
Irving Weber Associates, Inc.	NY
John Henshall Limited	United Kingdom
K2 Reinsurance Ltd.	Bermuda
Kees Toebak Assurantiën B.V.	Netherlands
Kentro Capital Limited	United Kingdom
Kingsway Insurance Services Limited	United Kingdom
KMGC Limited	United Kingdom
KPTI Limited	United Kingdom
Landlord Action Limited	United Kingdom
Lawrence Fraser Limited	United Kingdom
Lexicon Property Limited	United Kingdom

LocalEdge Insurance Agency, Inc.	OH
Localedge Insurance Agents Risk Purchasing Group, Inc.	OH
Macduff Underwriters, LLC	FL
Madoline Corporation	FL
Maritime Program Group, Inc.	CT
Marshall Wooldridge Limited	United Kingdom
McGrady Limited	United Kingdom
Meridian Management Group, LLC	NJ
Millstream Underwriting Limited	United Kingdom
Mithras Underwriting Europe SRL	Belgium
Mithras Underwriting Italia	Italy
Mithras Underwriting Ltd	United Kingdom
Montage Reinsurance Company Ltd.	Turks and Caicos
Montage, LLC	MN
Morin, Elliott Associés Ltée.	Canada
Mstream Ltd	United Kingdom
National Underwriting Services, Inc.	TX
New Ssad Holding, LLC	DE
Newstead Insurance Brokers Limited	United Kingdom
Nexus CIFS Limited	United Kingdom
Nexus Claims Management Services Limited	United Kingdom
Nexus Europe GmbH	Germany
Nexus Europe SAS	France
Nexus Europe SRL	Italy
Nexus Executive Risks Limited	United Kingdom
Nexus Investment Management FZCO	UAE
Nexus Professional Risks Limited	United Kingdom
Nexus Reinsurance Underwriting Managers LLC	CT
Nexus Share Incentive Plan Trustee Company Limited	United Kingdom
Nexus Specialty Inc.	DE
Nexus Structured Solutions Limited	Labuan, Malaysia
Nexus Trade Credit Information Services Limited	United Kingdom
Nexus Underwriting (DIFC) Limited	UAE
Nexus Underwriting Asia (Holdings) Limited	Hong Kong
Nexus Underwriting Holdings Limited	United Kingdom
Nexus Underwriting Ireland Limited	Ireland
Nexus Underwriting Limited	United Kingdom
Nexus Underwriting US Holdings, Inc.	DE
Noordelijke Assurantie Groep B.V.	Netherlands
Nucleus Underwriting Limited	United Kingdom
Oasis Property Insurance Services Limited	United Kingdom
Occam Underwriting Limited	United Kingdom
O'Leary Insurances Waterford Limited	Ireland
O'Leary Limited	Ireland
One80 Intermediaries Inc.	OH
One80 Reinsurance Company, Ltd.	Turks and Caicos
Orchestrate Hr, Inc.	TX
Orchid Underwriters Agency Holdings LLC	DE

Orchid Underwriters Agency, LLC	FL
Orchid Underwriters Holding Corp.	DE
Overhill Advisory Group, LLC	DE
Oxford Acquisition Company	DE
Oxford Advisory LLC	DE
Oxford Management Company LLC	DE
Oxford Research Group, LLC	DE
Oxford Risk Management Group LLC	DE
Parady Financial Group, LLC	FL
Parady Tax Solutions LLC	FL
Paragon Health Benefits Ltd	United Kingdom
Pardus Holdings Limited	United Kingdom
Pardus Underwriting Limited	United Kingdom
Peachtree Special Risk Brokers Of New York, LLC	NY
Peachtree Special Risk Brokers, LLC	GA
Pearl Carroll & Associates LLC	DE
Pearl Insurance Group, LLC	IL
Petherwick Insurance Brokers Limited	United Kingdom
Petsmedicover Limited	United Kingdom
Pillarrx Consulting, LLC	FL
Plum Underwriting Limited	United Kingdom
Plus Risk Limited	United Kingdom
PMC Insurance Agency, Inc.	MA
Port Risk Verzekeringsdiensten B.V.	Netherlands
Premier Commercial Limited	United Kingdom
Prescott Jones Limited	United Kingdom
Prettig Pensioen B.V.	Netherlands
Prima voor elkaar B.V.	Netherlands
Proctor Financial, Inc.	MI
Professional & Medical Insurance Solutions Limited	United Kingdom
Professional Insurance Agents Limited	United Kingdom
Professional Risk Solutions, LLC	NJ
Program Management Services, Inc.	FL
Programs Plus, Inc.	TX
Prosurance Group, Inc.	DE
Public Risk Underwriters Insurance Services Of Texas, LLC	TX
Public Risk Underwriters Of Florida, Inc.	FL
Public Risk Underwriters Of New Jersey, Inc.	NJ
Public Risk Underwriters Of The Midwest, LLC	IN
Public Risk Underwriters Of The Northwest, Inc.	WA
Public Risk Underwriters, LLC	FL
Quintes EB Diensten B.V.	Netherlands
Quintes Eindhoven B.V.	Netherlands
Quintes Finagri B.V.	Netherlands
Quintes Friesland B.V.	Netherlands
Quintes Gelderland B.V.	Netherlands
Quintes Groningen B.V.	Netherlands
Quintes Holding B.V.	Netherlands

Quintes Insurance Brokers B.V.	Netherlands
Quintes Limburg B.V.	Netherlands
Quintes Midden Limburg B.V.	Netherlands
Quintes Midden Nederland B.V.	Netherlands
Quintes Noord Brabant B.V.	Netherlands
Quintes Noord Holland B.V.	Netherlands
Quintes Overijssel B.V.	Netherlands
Quintes Pensioenadviseurs B.V.	Netherlands
Quintes Pensioenservices B.V.	Netherlands
Quintes Underwriting B.V.	Netherlands
Quintes Underwriting Uitkeringen B.V.	Netherlands
Quintes Verzekeren & Risicomanagement B.V.	Netherlands
Quintes Verzuimmanagement B.V.	Netherlands
Quintes West-Friesland B.V.	Netherlands
Quintes Zuid Holland B.V.	Netherlands
R McGee Insurance Broker Limited	United Kingdom
Ralph C. Wilson Agency Inc.	MI
Remedy Analytics, Inc.	DE
RIB Group Limited	United Kingdom
Risk Management Advisors LLC	NC
Risk Management Associates, Inc.	FL
Risk Strategies Canada Limited	Canada
Risk Strategies Consulting, Inc.	DE
Riskbox Insurance, LLC	DE
RK Shipman Limited	United Kingdom
RMA (Anguilla) Ltd	Anguilla
RMA (Bahamas) Ltd.	Bahamas
RMA (Cayman) Ltd	Cayman
RSC Financial Services, Inc.	MA
RSC Holdco, Inc.	DE
RSC India Data Private Limited	India
RSC Insurance Brokerage, Inc.	DE
RSC Parent, Inc.	DE
RSC Topco, Inc.	DE
S & W Premium Finance Company, Inc.	TX
Saferide Motor Club of Canada, ULC	Canada
Saferide Motor Club, Inc.	TX
Safeware, The Insurance Agency Inc.	OH
Schipaanboord Verzekeringen & Advies B.V.	Netherlands
Sea Insure, LLC	CT
Select Insurance Markets, LLC	DE
Selman & Company, LLC	OH
Shearwater Insurance Services Limited	United Kingdom
Social Security Advocates For The Disabled, LLC	DE
Southern Safe Insurance Limited	NC
Special Risk Insurance Managers Ltd.	Canada
Spectrum Risk Consulting (Singapore) Pte.	Singapore
Spectrum Risk Management Limited	New Zealand

Square Circle Brokers Limited	United Kingdom
Square Peg Holdings Limited	United Kingdom
Strategic Non-Medical Solutions, LLC	IL
Strategic Underwriting Managers Inc.	Canada
Sure Insurance Services Ltd	United Kingdom
T&W Advies B.V.	Netherlands
T. Oscar Rollins & Co Limited	United Kingdom
Tenancy Deposit Solutions Limited	United Kingdom
Tenancy Deposits (Jersey) Limited	Jersey
Tenancy Deposits (NI) Limited	United Kingdom
Tenancy Deposits (Scotland) Limited	United Kingdom
Texas Security General Insurance Agency, LLC	TX
The CI Group Limited	United Kingdom
The Purple Partnership Limited	United Kingdom
The Sandner Group Alternative Risk Solutions, Inc.	IL
The Sandner Group Claims Management, Inc.	IL
The Sandner Group Insurance Program Managers, Inc.	IL
The Wright Insurance Group, LLC	DE
Thomas Mcgee, L.C.	MO
Thompson & Co (Risk Solutions) Limited	United Kingdom
Tinke Assurantiën B.V.	Netherlands
Titan Property & Casualty Ltd SAC	Bahamas
Title Pac, Inc.	OK
Tricoast Insurance Services, LLC	GA
Trimulgherry Investments Limited	United Kingdom
Trinitum B.V.	Netherlands
Tryflood, LLC	FL
Tsg Premium Finance, L.L.C.	LA
TSG Premium Finance, LLC	TX
U.I. Corporation	DE
UK Special Risks Limited	United Kingdom
Unirisc, Inc.	DE
Unirisc, Inc.	TX
U-Sure Insurance Services Limited	United Kingdom
Valiant Insurance Services, LLC	UT
Van Dommele Advies Groep B.V.	Netherlands
Van Eikeren Assurantiën B.V.	Netherlands
Vehicle Administrative Services, Ltd.	TX
Verzuimvizie B.V.	Netherlands
Weatherbys Hamilton LLP	United Kingdom
Web Shaw Limited	United Kingdom
Weitenberg Assuradeuren B.V.	Netherlands
Weitenberg Assurantiën B.V.	Netherlands
Westeinder Assuradeuren B.V.	Netherlands
WGS (B&B) UK Limited	United Kingdom
Winston Financial Services, Inc.	NJ
WM Brokers Limited	United Kingdom
Woodward Markwell Holdco B Limited	United Kingdom

Wright Managed Care, LLC	NY
Wright National Flood Insurance Company	TX
Wright National Flood Insurance Services Of New York LLC	NY
Wright National Flood Insurance Services, LLC	DE
Wright Program Management, LLC	DE
Wright Risk Consulting, LLC	DE
Wright Risk Management Company, LLC	DE
Wright RPG, LLC	DE
Wright Specialty Insurance Agency, LLC	DE
Wrm America Intermediate Holding Company, Inc.	DE
Xenia Broking Group Limited	United Kingdom
Xenia Broking Limited	United Kingdom
Xenia Risk Services Limited	United Kingdom
Xenia Specialty Limited	United Kingdom
Your Business Development Ltd	United Kingdom
Youzoom Insurance Services, Inc.	CA